Exhibit 99.1

-------------------------------------------------------------------------------
MORGAN STANLEY                                                   May 15, 2003
Securitized Products Group

                       MORGAN STANLEY [GRAPHIC OMITTED]

-------------------------------------------------------------------------------

                            Computational Materials

                                 $483,155,000
                                 Approximately

                           MSDWCC HELOC Trust 2003-1

                          Home Equity Line of Credit
                           Asset Backed Certificates


                 Morgan Stanley Dean Witter Credit Corporation
                                Seller/Servicer


                                 MBIA Wrapped

-------------------------------------------------------------------------------
MORGAN STANLEY                                                   May 15, 2003
Securitized Products Group

                       MORGAN STANLEY [GRAPHIC OMITTED]

-------------------------------------------------------------------------------


                          Approximately $483,155,000
                           MSDWCC HELOC Trust 2003-1

        Morgan Stanley Dean Witter Credit Corporation - Seller/Servicer

                            Transaction Highlights
                            ----------------------


------------------------------------------------------------------------------------------------------------
                                       Expected
                                        Ratings                                             Modified
                                         (S&P/                          Avg Life To        Duration To
    Class(1)       Description         Moody's)          Balance       Call/Mty(1)(2)   Call/Mty(1)(2)(3)
============================================================================================================
       A         MBIA Wrapped AAA
                Asset Backed Notes      AAA/Aaa       $483,155,000      2.80/2.87        2.73/2.80
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------


                  Payment Window To
    Class(1)        Call/Mty(1)(2)           Day Count      Benchmark
==========================================================================
       A        06/03-09/09 / 06/03-03/11     Act/360      1-mo. LIBOR
--------------------------------------------------------------------------
Notes:   (1)  The Notes are priced to the 10% Optional Redemption Date.
         (2)  Based on the Prepayment and Draw Rate assumptions. See details below.
         (3)  Run at par



Seller:                                  Morgan Stanley Dean Witter Credit Corporation

Servicer:                                Morgan Stanley Dean Witter Credit Corporation

Indenture Trustee:                       Wells Fargo Bank Minnesota, N.A.

Owner Trustee:                           Wilmington Trust Company

Manager(s):                              Morgan Stanley (lead manager), Blaylock & Partners, L.P. and
                                         Utendahl Capital Partners, L.P. (co-managers)

Auction Administrator:                   Wells Fargo Bank Minnesota, N.A.

Rating Agencies:                         Moody's Investor Service and Standard & Poor's

Cut-Off Date:                            May 1, 2003

Expected Pricing Date:                   [May   , 2003].  Priced to 10% Optional Redemption Date.

Expected Closing Date:                   May 28, 2003 through DTC, Euroclear, and Clearstream.
                                         Settles flat.

Payment Dates:                           The 25th of each month, beginning June 25, 2003.

Mortgage Loans:                          The combination of:

                                         (i)   approximately 1,559 adjustable-rate, prime quality first
                                               lien revolving credit loans with an approximate aggregate unpaid balance of $146,267,444;

                                         (ii)  approximately 6,767 adjustable-rate, prime quality second lien revolving credit loans with an approximate aggregate unpaid balance of $ 305,093,851;

                                         (iii) approximately 14 one-month LIBOR indexed first lien loans with an approximate aggregate unpaid balance of $8,543,585; and

                                         (iv)  approximately 53 six-month LIBOR indexed first lien loans with an approximate aggregate unpaid balance of $23,250,348.


This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE
AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY
ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND
PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE
MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH
SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN
CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES
AUTHORITY.


                                                         2



Transaction Structure:                   60-month Managed Amortization Period (MAP) followed by Rapid
                                         Amortization Period (RAP) in which 100% of principal collections are distributed to the Class A Noteholders


Pricing Speed:                           o   Prepayment Rate: 40% CPR
                                         o   Draw Rate: 20%

Scheduled Final Payment Date:            Payment Date in November of 2015

Insurer:                                 MBIA Insurance Corporation ("MBIA")

Mandatory Auction:                       On the fifth business day before the Payment Date in May 2015, the Auction Administrator will conduct an auction of the Home
                                         Equity Loans remaining in the Trust to third party investors. If a bid equal to at least the Minimum Auction Price is received or if the Insurer directs the Auction Administrator to accept the bid which, although the highest bid, is not equal to the Minimum
                                         Auction Price, (i) the Auction Administrator will instruct the
                                         Trust to transfer the Home Equity Loans to the highest bidder,
                                         (ii) the Auction Administrator will deliver to the Indenture
                                         Trustee the proceeds of the auction for deposit into the Payment
                                         Account, (iii) if necessary, the Insurer will deliver the amount of the shortfall between the highest bid received and the
                                         Minimum Auction Price to the Indenture Trustee for deposit into the Payment Account, and (iv) the Indenture Trustee will pay to
                                         Noteholders the Security Balance on the Payment Date related to the month of the auction. If a bid equal to at least the Minimum
                                         Auction Price is not received and the Insurer does not direct the Auction Administrator to accept a lower bid, the Auction
                                         Administrator will terminate the auction and the Insurer will have the option to purchase the Home Equity Loans or to direct the Auction Administrator to conduct another auction at any time before the Scheduled Final Payment Date. If the Insurer
                                         exercises its purchase option or if the Auction Administrator receives the Minimum Auction Price at a subsequent auction , the
                                         Indenture Trustee will pay Noteholders the Security Balance on the Payment Date immediately following the purchase by the
                                         Insurer or the receipt of the Minimum Auction Price. If the Home
                                         Equity Loans are not sold at auction and the Insurer does not exercise its option to purchase the Home Equity Loans prior to the Scheduled Final Payment Date, the Insurer will be required, in accordance with the Policy, to pay the outstanding Security
                                         Balance of the Notes on the Scheduled Final Payment Date.

Minimum Auction Price:                   The sum of (i) the outstanding Security Balance plus accrued and unpaid interest on the Notes, and (ii) any amounts owed to the
                                         Insurer, the Auction Administrator and the Indenture Trustee.

Optional Redemption Date:                The First Distribution Date when the outstanding Class A Note
                                         Balance after application of the Class A principal paydown for such Payment Date is less than or equal to 10% of the original
                                         Class A Note Balance. The Notes are priced to the 10% Optional
                                         Redemption Date.

Step-up Coupon:                          The margin on the Notes will double after the Optional
                                         Redemption Date if the redemption is not exercised.

Net Funds Cap:                           The weighted average of the Mortgage Loan Rates, net of the servicing fee, trustee fee, policy premium and, after the
                                         Payment Date in November of 2003, a minimum Excess Interest amount of 0.50%.

Net Funds Cap Carry-Over Amount:         Net Funds Cap Carry-Over Amount will be payable on the Notes.
                                         The Net Funds Cap Carry-Over Amount will not be covered by the
                                         MBIA guaranty and will not be addressed by the ratings assigned to the Notes by the rating agencies.

Trust Tax Status:                        Owner Trust.

ERISA Eligibility:                       The Notes are expected to be ERISA eligible.

SMMEA Eligibility:                       The Notes are not SMMEA eligible.


This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE
AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY
ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND
PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE
MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH
SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN
CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES
AUTHORITY.


                                                         3



Credit Structure:                        On each Payment Date, the Investor Percentage of interest and principal collections (please see below) on the loans (net of the 0.50% servicing fee) will be used to pay the following amounts in the priority indicated:

                                         1.    Indenture and Owner Trustee Fees
                                         2.    Insurer Premium
                                         3.    Class A Interest
                                         4.    Class A Principal
                                         5.    Class A Investor Losses
                                         6.    Class A Overcollateralization Deficit
                                         7.    Any Outstanding Amounts owed to the Insurer
                                         8.    Class A Overcollateralization Requirement
                                         9.    Class A Net Funds Cap Carry-Over Amount
                                         10.   Remaining amounts payable to MSDWCC or its affiliate as
                                               Certificateholder

                                         The Investor Percentage is the ratio of the outstanding Class A
                                         Investor Amount to the Pool Balance.

                                         During the Managed Amortization Period (MAP), principal
                                         collections (net of draws) will be allocated on a pro rata basis to investors based on the Investor Percentage. During the Rapid
                                         Amortization Period (RAP), all principal collections will be paid to the Class A Noteholders.

                                         Interest collections and losses will be allocated on a pro rata basis based on the Investor Percentage during both the MAP and
                                         RAP.

                                         As of the Closing Date, the Certificateholder Interest will equal zero. To the extent principal draws exceed principal payments during the MAP, the Certificateholder Interest will increase by the amount of this differential. The
                                         Certificateholder Interest will grow by the amount of draws during the RAP.

Class A Interest:                        The Class A Noteholders will be entitled to receive monthly interest based on a 1-month LIBOR rate + [ ] on the outstanding balance of the Class A Notes subject to a Net Funds Cap for the related period. The Noteholders' Interest will generally be payable out of the Investor Percentage of interest collections.
                                         Interest will be payable on an actual/360 day-count basis.

                                         Interest will accrue from and including the prior Payment Date to but excluding the next Payment Date. For the first Payment
                                         Date, interest will accrue from the Closing Date to the day prior to the next Payment Date.




This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE
AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY
ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND
PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE
MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH
SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN
CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES
AUTHORITY.

                                                         4





MAP:

                                         For a period of approximately 60 months from the Closing Date through the
                                         Payment Date in May 2008, Class A Noteholders shall receive the Investor
                                         Percentage of the difference between aggregate principal collections and draws or additional balances created during the related collection period.

                                         The MAP may terminate earlier due to the occurrence of a Rapid Amortization
                                         Event.

RAP:                                     Upon the completion of the MAP or upon the occurrence of a Rapid
                                         Amortization Event, Class A Noteholders shall receive all principal collections on the collateral until the Class A Notes are retired in full.

Rapid Amortization Events:               The following will constitute Rapid Amortization Events:

                                         1. Breach of representations and warranties or covenants in a material manner which continues unremedied for a specified period of time after written notice

                                         2. Occurrence of certain events of bankruptcy, insolvency or receivership relating to the Seller or Issuer

                                         3. Issuer becomes subject to regulation as an investment company within the meaning of the Investment Company Act of 1940

                                         4. Failure to make a payment or deposit when due under the various
                                            Agreements within five business days

                                         5. Aggregate of all draws under the insurance policy exceeds a predetermined amount or percentage

                                         6. Issuer is determined to be an association taxable as a corporation for federal income tax purposes

                                         7. Any other event specified in the Indenture.


Class A Investor Amount:                 The Class A Investor Amount equals the initial principal amount of the
                                         Class A Notes issued minus (i) the Investor Floating Allocation Percentage of the Net Principal Collections during the MAP or of the Principal
                                         Collections during the RAP, and (ii) Class A Investor Losses.

Investor Floating Allocation             The percentage equivalent of a fraction, the numerator of which is the
Percentage:                              Class A Investor Amount as of the end of the immediately preceding Payment
                                         Date and the denominator of which is the Pool Balance at the beginning of the related Collection Period.

Certificateholder Interest:              The Certificateholder Interest will comprise the Pool Balance in excess of the Class A Investor Amount.

Credit Enhancement:                      Credit Enhancement consists of the following:

                                         1.   Excess Interest Collections
                                         2.   Overcollateralization Amount
                                         3.   MBIA Financial Guaranty Insurance Policy

                                         The MBIA Financial Guaranty Insurance Policy will generally guarantee the timely payment of interest on the Class A Notes and the ultimate payment of the outstanding principal amount of the Class A Notes on the Scheduled Final Payment Date, November
                                         2015. In addition, on any Payment Date, the policy will
                                         guarantee payment of principal on the Class A Notes equal to the amount by which the Class A Note Balance exceeds the Class A
                                         Investor Amount.

                                         On the Distribution Date in December 2005 and thereafter, the required overcollateralization amount will be equal to the lesser of (i) two times the initial overcollateralization percent times the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due
                                         Period subject to a 0.50% floor and performance triggers, and (ii) the initial required overcollateralization amount.

Servicer Advances:                       There will be no Servicer Advances.




This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE
AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY
ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND
PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE
MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH
SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN
CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES
AUTHORITY.





                                         Weighted Average Life and Maturity
                                 Sensitivity of the Notes to Prepayments and Draws

                                                      Class A


                                         (Assumes 10% Optional Termination)
                                         ----------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                 Prepayment Speeds (CPR%)
                                                                 ------------------------

               Draw Rate %          0%           15%           20%          25%            30%           35%          40%
-------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)           0%             9.44          4.77         3.89          3.08           2.48          2.06         1.74
Maturity                         12/2012       12/2012       12/2012       04/2011       09/2009        08/2008     10/2007
Window                           1 - 115       1 - 115       1 - 115       1 - 95         1 - 76        1 - 63       1 - 53
-------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)          10%             9.44          6.40         5.06          4.00           3.21          2.62         2.16
Maturity                         12/2012       12/2012       12/2012       11/2011       09/2010        09/2009     10/2008
Window                           1 - 115       1 - 115       1 - 115       1 - 102        1 - 88        1 - 76       1 - 65
-------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)          15%             9.44          7.57         5.87          4.60           3.68          2.99         2.45
Maturity                         12/2012       12/2012       09/2012       10/2011       12/2010        02/2010     04/2009
Window                           1 - 115       1 - 115       1 - 112       1 - 101        1 - 91        1 - 81       1 - 71
-------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)          20%             9.44          7.10         6.92          5.38           4.28          3.44         2.80
Maturity                         12/2012       03/2012       06/2012       09/2011       01/2011        05/2010     09/2009
Window                           1 - 115       1 - 106       1 - 109       1 - 100        1 - 92        1 - 84       1 - 76
-------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)          25%             9.44          6.55         6.53          6.42           5.04          4.02         3.24
Maturity                         12/2012       04/2011       03/2011       07/2011       12/2010        06/2010     12/2009
Window                           1 - 115        1 - 95       1 - 94        1 - 98         1 - 91        1 - 85       1 - 79
-------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)          30%             9.44          6.50         6.12          6.18           6.08          4.79         3.81
Maturity                         12/2012       04/2011       07/2010       08/2010       12/2010        07/2010     02/2010
Window                           1 - 115        1 - 95       1 - 86        1 - 87         1 - 91        1 - 86       1 - 81
-------------------------------------------------------------------------------------------------------------------------------


(table continued)

----------------------------------------------------
                      Prepayment Speeds (CPR%)
                      ------------------------

                   45%          50%          60%
----------------------------------------------------
WAL (yrs)          1.49         1.29         0.97
Maturity         03/2007      09/2006      10/2005
Window            1 - 46       1 - 40       1 - 29
----------------------------------------------------
WAL (yrs)          1.80         1.51         1.11
Maturity         12/2007      03/2007      03/2006
Window            1 - 55       1 - 46       1 - 34
----------------------------------------------------
WAL (yrs)          2.02         1.67         1.18
Maturity         07/2008      08/2007      05/2006
Window            1 - 62       1 - 51       1 - 36
----------------------------------------------------
WAL (yrs)          2.29         1.88         1.29
Maturity         12/2008      03/2008      09/2006
Window            1 - 67       1 - 58       1 - 40
----------------------------------------------------
WAL (yrs)          2.63         2.14         1.42
Maturity         05/2009      09/2008      01/2007
Window            1 - 72       1 - 64       1 - 44
----------------------------------------------------
WAL (yrs)          3.06         2.47         1.59
Maturity         08/2009      02/2009      06/2007
Window            1 - 75       1 - 69       1 - 49
----------------------------------------------------




This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE
AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY
ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND
PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE
MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH
SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN
CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES
AUTHORITY.


                                               Weighted Average Life and Maturity(1)
                                       Sensitivity of the Notes to Prepayments and Draws

                                                            Class A


                                               (Assumes no Optional Termination)
                                               ---------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                 Prepayment Speeds (CPR%)
                                                                 ------------------------

               Draw Rate %          0%           15%           20%          25%            30%           35%          40%
-------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)            0%             9.60         4.79          3.89         3.20           2.67          2.25         1.91
Maturity                          11/2015      11/2015        08/2014      12/2012        2/2012        12/2012     12/2012
Window                            1 - 150      1 - 150        1 - 135      1 - 115        1 - 115       1 - 115     1 - 115
-------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)           10%             9.44         6.40          5.06         4.07           3.32          2.74         2.29
Maturity                          12/2012      12/2012        12/2012      12/2012        2/2012        07/2012     01/2012
Window                            1 - 115      1 - 115        1 - 115      1 - 115        1 - 115       1 - 110     1 - 104
-------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)           15%             9.44         7.57          5.89         4.66           3.75          3.07         2.55
Maturity                          12/2012      12/2012        12/2012      12/2012        6/2012        12/2011     07/2011
Window                            1 - 115      1 - 115        1 - 115      1 - 115        1 - 109       1 - 103      1 - 98
-------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)           20%             9.44         7.12          6.94         5.41           4.32          3.50         2.87
Maturity                          12/2012      08/2012        11/2012      04/2012        1/2011        07/2011     03/2011
Window                            1 - 115      1 - 111        1 - 114      1 - 107        1 - 102       1 - 98       1 - 94
-------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)           25%             9.44         6.57          6.55         6.43           5.07          4.06         3.29
Maturity                          12/2012      08/2011        07/2011      11/2011        7/2011        03/2011     12/2010
Window                            1 - 115       1 - 99        1 - 98       1 - 102        1 - 98        1 - 94       1 - 91
-------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)           30%             9.44         6.51          6.13         6.19           6.09          4.81         3.84
Maturity                          12/2012      08/2011        10/2010      11/2010        3/2011        12/2010     09/2010
         Window                   1 - 115       1 - 99        1 - 89       1 - 90         1 - 94        1 - 91       1 - 88
-------------------------------------------------------------------------------------------------------------------------------


(table continued)


----------------------------------------------------
                      Prepayment Speeds (CPR%)
                      ------------------------

                 45%          50%          60%
----------------------------------------------------
WAL (yrs)       1.63          1.41         1.07
Maturity      04/2012       01/2011      03/2009
Window        1 - 107        1 - 92       1 - 70
----------------------------------------------------
WAL (yrs)       1.93          1.64         1.21
Maturity      06/2011       12/2010      08/2009
Window         1 - 97        1 - 91       1 - 75
----------------------------------------------------
WAL (yrs)       2.13          1.80         1.30
Maturity      03/2011       10/2010      10/2009
Window         1 - 94        1 - 89       1 - 77
----------------------------------------------------
WAL (yrs)       2.38          1.99         1.41
Maturity      12/2010       08/2010      11/2009
Window         1 - 91        1 - 87       1 - 78
----------------------------------------------------
WAL (yrs)       2.70          2.22         1.54
Maturity      09/2010       06/2010      12/2009
Window         1 - 88        1 - 85       1 - 79
----------------------------------------------------
WAL (yrs)       3.11          2.53         1.70
Maturity      07/2010       05/2010      11/2009
    Window     1 - 86        1 - 84       1 - 78
----------------------------------------------------

Notes:   (1) Run to Scheduled Final Payment Date







This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE
AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY
ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND
PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE
MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH
SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN
CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES
AUTHORITY.


                                                               7

                                                      Net Funds Cap Schedule
                                                      ----------------------

          Distribution    Net Funds Cap                   Distribution    Net Funds Cap    Period    Distribution    Net Funds Cap
 Period       Date          (ACT/360)        Period          Date           (ACT/360)                   Date           (ACT/360)
----------------------------------------------------------------------------------------------------------------------------------

    0        May-03             --             40           Sep-06            16.30          80         Jan-10           16.30
    1        Jun-03            3.98            41           Oct-06            16.84          81         Feb-10           16.30
    2        Jul-03           16.64            42           Nov-06            16.30          82         Mar-10           18.05
    3        Aug-03           16.12            43           Dec-06            16.84          83         Apr-10           16.30
    4        Sep-03           16.13            44           Jan-07            16.30          84         May-10           16.84
    5        Oct-03           17.34            45           Feb-07            16.30          85         Jun-10           16.30
    6        Nov-03           16.78            46           Mar-07            18.05          86         Jul-10           16.84
    7        Dec-03           16.84            47           Apr-07            16.30          87         Aug-10           16.30
    8        Jan-04           16.30            48           May-07            16.84          88         Sep-10           16.30
    9        Feb-04           16.30            49           Jun-07            16.30          89         Oct-10           16.84
   10        Mar-04           17.42            50           Jul-07            16.84          90         Nov-10           16.30
   11        Apr-04           16.30            51           Aug-07            16.30          91         Dec-10           16.84
   12        May-04           16.84            52           Sep-07            16.30          92         Jan-11           16.30
   13        Jun-04           16.30            53           Oct-07            16.84          93         Feb-11           16.30
   14        Jul-04           16.84            54           Nov-07            16.30          94         Mar-11           18.05
   15        Aug-04           16.30            55           Dec-07            16.84
   16        Sep-04           16.30            56           Jan-08            16.30
   17        Oct-04           16.84            57           Feb-08            16.30
   18        Nov-04           16.30            58           Mar-08            17.42
   19        Dec-04           16.84            59           Apr-08            16.30
   20        Jan-05           16.30            60           May-08            16.84
   21        Feb-05           16.30            61           Jun-08            16.30
   22        Mar-05           18.04            62           Jul-08            16.84
   23        Apr-05           16.30            63           Aug-08            16.30
   24        May-05           16.84            64           Sep-08            16.30
   25        Jun-05           16.30            65           Oct-08            16.84
   26        Jul-05           16.84            66           Nov-08            16.30
   27        Aug-05           16.30            67           Dec-08            16.84
   28        Sep-05           16.30            68           Jan-09            16.30
   29        Oct-05           16.84            69           Feb-09            16.30
   30        Nov-05           16.30            70           Mar-09            18.05
   31        Dec-05           16.84            71           Apr-09            16.30
   32        Jan-06           16.30            72           May-09            16.84
   33        Feb-06           16.30            73           Jun-09            16.30
   34        Mar-06           18.05            74           Jul-09            16.84
   35        Apr-06           16.30            75           Aug-09            16.30
   36        May-06           16.84            76           Sep-09            16.30
   37        Jun-06           16.30            77           Oct-09            16.84
   38        Jul-06           16.84            78           Nov-09            16.30
   39        Aug-06           16.30            79           Dec-09            16.84



1 Run assuming prepayment rate of 40% CPR, Draw Rate 20% , no losses, and with Prime Rate, 1 month and 6 month LIBOR Rates of 20%


This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials.
No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS
TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED.
Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR
SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD
CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN
RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN
CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such
Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To
Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan
Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan
Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
AND FUTURES AUTHORITY.


                                                                 8

-------------------------------------------------------------------------------
                              Collateral Summary


                                 MSDWC 2003-1
-------------------------------------------------------------------------------

Aggregate Principal Balance:                                      $483,155,227

Number of Mortgage Loans:                                            8,393

Average Outstanding Principal Bal:                                  $57,566

Average Outstanding Principal Bal                                   $44,359
(Discover loans):

Average Outstanding Principal Bal:                                  $63,813
(Credit Corp loans)

Avg. HELOC Credit Limit:                                           $110,049

Avg HELOC Credit Lim. Utilization Rate:                              49.34%

Wtd Avg Coupon:                                                      4.342%

Wtd Avg Margin:                                                  0.187% (prime)
                                                                 1.748% (Libor)

Wtd Avg Max Rate:                                                    17.96%

Wtd Avg Std Rem Term:                                              127 months

Seasoning:                                                          4 months

% Owner Occupied:                                                    92.10%

State Concentration (>5%):                                        CA (27.16%)
                                                                   FL (9.23%)
                                                                   NJ (7.46%)

1st/2nd liens:                                                  36.85% / 63.15%

Wtd Avg FICO:                                                        725.7
% FICO below 750 (inc. N/A)                                          65.39%
% FICO below 700 (inc. N/A)                                          31.02%
% FICO below 650 (inc. N/A)                                          5.79%

Wtd Avg Combined LTV:                                                71.73%
% LTV > 80                                                           42.09%
% LTV > 90                                                           2.41%
%LTV > 100                                                           0.10%

-------------------------------------------------------------------------------







This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MSDWCC HELOC 2003-1                                                                         MORGAN STANLEY
                                                                                             8,393 records
All records                                                                            Balance 483,155,227
==========================================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                          Percent of
                                                      Number of                          Mortgage Pool
                                                      Mortgage        Cut-off Date        by Cut-off
Product                                                 Loans           Balance          Date Balance
----------------------------------------------------------------------------------------------------------
HELOC                                                   8,326       451,361,295.19               93.42
Select Source A10/1                                        14         8,543,584.68                1.77
Select Source A10/6                                        53        23,250,347.61                4.81
----------------------------------------------------------------------------------------------------------
Total:                                                  8,393       483,155,227.48              100.00
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          Percent of
                                                      Number of                          Mortgage Pool
                                                      Mortgage        Cut-off Date        by Cut-off
Property Type                                           Loans           Balance          Date Balance
----------------------------------------------------------------------------------------------------------
Single Family Residence                                 6,802       394,491,420.28               81.65
PUD                                                       843        49,107,818.95               10.16
Condo                                                     613        31,834,940.97                6.59
Other                                                     129         6,523,068.10                1.35
Co-op                                                       2         1,011,200.00                0.21
Manufactured Housing                                        4           186,779.18                0.04
----------------------------------------------------------------------------------------------------------
Total:                                                  8,393       483,155,227.48              100.00
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          Percent of
                                                      Number of                          Mortgage Pool
                                                      Mortgage        Cut-off Date        by Cut-off
Occupancy (as indicated by Borrower)                    Loans           Balance          Date Balance
----------------------------------------------------------------------------------------------------------
Primary                                                 7,927       445,002,409.28                92.1
Second Home                                               352        32,140,007.69                6.65
Investment                                                114         6,012,810.51                1.24
----------------------------------------------------------------------------------------------------------
Total:                                                  8,393       483,155,227.48              100.00
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          Percent of
                                                      Number of                          Mortgage Pool
                                                      Mortgage      Cut-off Date          by Cut-off
Range of Principal Balances ($)                         Loans         Balance            Date Balance
----------------------------------------------------------------------------------------------------------
<= 0.00                                                   870               0.00                0.00
0.01 to 10,000.00                                       1,273       5,783,640.35                1.20
10,000.01 to 20,000.00                                  1,088      16,533,879.48                3.42
20,000.01 to 30,000.00                                    980      24,578,298.64                5.09
30,000.01 to 40,000.00                                    827      29,086,093.93                6.02
40,000.01 to 50,000.00                                    668      30,333,163.42                6.28
50,000.01 to 60,000.00                                    434      23,950,858.60                4.96
60,000.01 to 70,000.00                                    322      21,089,815.25                4.37
70,000.01 to 80,000.00                                    280      21,071,832.08                4.36
80,000.01 to 90,000.00                                    219      18,659,146.12                3.86
90,000.01 to 100,000.00                                   295      28,400,053.11                5.88
100,000.01 to 110,000.00                                  115      12,057,332.05                2.50
110,000.01 to 120,000.00                                  112      12,865,948.35                2.66
120,000.01 to 130,000.00                                  101      12,629,599.32                2.61
130,000.01 to 140,000.00                                   79      10,707,203.35                2.22
140,000.01 to 150,000.00                                   78      11,358,236.76                2.35
150,000.01 to 200,000.00                                  264      46,345,601.86                9.59
200,000.01 to 250,000.00                                  117      26,217,243.58                5.43
250,000.01 to 300,000.00                                   64      17,758,743.47                3.68
300,000.01 to 350,000.00                                   51      16,625,137.37                3.44
350,000.01 to 400,000.00                                   39      14,712,091.67                3.05
400,000.01 to 450,000.00                                   19       8,140,852.61                1.68
450,000.01 to 500,000.00                                   20       9,577,759.86                1.98
500,000.01 to 1,000,000.00                                 65      44,701,500.46                9.25
1,000,000.01 to 1,500,000.00                                8      10,960,571.79                2.27
1,500,000.01 to 2,000,000.00                                5       9,010,624.00                1.86
----------------------------------------------------------------------------------------------------------
Total:                                                  8,393     483,155,227.48              100.00
----------------------------------------------------------------------------------------------------------
Average:  57,566.45
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                          Percent of
                                                      Number of                          Mortgage Pool
                                                      Mortgage      Cut-off Date          by Cut-off
Geographic Location                                     Loans         Balance            Date Balance
----------------------------------------------------------------------------------------------------------
Alabama                                                    53       2,356,732.14                0.49
Alaska                                                     20         779,602.76                0.16
Arizona                                                   205      12,989,290.97                2.69
California-Northern                                       918      59,732,254.66               12.36
California-Southern                                     1,085      71,519,930.39               14.80
Colorado                                                  218      13,369,811.39                2.77
Connecticut                                               151      10,760,438.35                2.23
Delaware                                                   63       3,054,221.63                0.63
District of Columbia                                       23       1,142,798.43                0.24
Florida                                                   762      44,600,440.51                9.23
Georgia                                                   162       9,451,996.17                1.96
Hawaii                                                     80       7,069,220.59                1.46
Idaho                                                      23         956,532.09                0.20
Illinois                                                  391      21,545,211.66                4.46
Indiana                                                    59       2,327,440.22                0.48
Iowa                                                       36       1,354,343.26                0.28
Kansas                                                     80       2,428,702.68                0.50
Kentucky                                                   20         755,231.25                0.16
Louisiana                                                  41       2,158,023.02                0.45
Maine                                                      34       1,577,380.68                0.33
Maryland                                                  202      10,178,383.60                2.11
Massachusetts                                             245      19,102,461.50                3.95
Michigan                                                  353      15,411,917.71                3.19
Minnesota                                                 202       8,003,634.45                1.66
Mississippi                                                14         644,832.82                0.13
Missouri                                                  141       4,465,051.31                0.92
Montana                                                    15         645,637.97                0.13
Nebraska                                                   32       1,072,821.03                0.22
Nevada                                                    131       7,198,063.73                1.49
New Hampshire                                              71       2,094,324.41                0.43
New Jersey                                                565      36,055,425.08                7.46
New Mexico                                                 76       3,318,459.49                0.69
New York                                                  476      35,046,378.54                7.25
North Carolina                                            146       5,764,917.19                1.19
North Dakota                                                7         200,410.68                0.04
Ohio                                                      148       5,761,516.81                1.19
Oklahoma                                                   53       1,880,386.99                0.39
Oregon                                                    114       4,998,689.05                1.03
Pennsylvania                                              310      15,596,159.35                3.23
Rhode Island                                               26       1,203,439.65                0.25
South Carolina                                             54       2,690,486.24                0.56
South Dakota                                               10         362,561.19                0.08
Tennessee                                                  37       2,716,092.14                0.56
Texas                                                       2       1,820,278.45                0.38
Utah                                                       44       1,914,672.83                0.40
Vermont                                                    24       1,728,076.37                0.36
Virginia                                                  193      10,800,052.94                2.24
Washington                                                164       8,603,396.68                1.78
West Virginia                                              15         380,238.10                0.08
Wisconsin                                                  87       3,292,840.69                0.68
Wyoming                                                    12         274,017.64                0.06
-----------------------------------------------------------------------------------------------------
Total:                                                  8,393     483,155,227.48              100.00
-----------------------------------------------------------------------------------------------------
Number of States Represented: 50
-----------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit
Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR
COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE
PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION
NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH
SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY
CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan
Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co.
International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT
FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=====================================================================================================


                                                 10




MSDWCC HELOC 2003-1                                                                         MORGAN STANLEY
                                                                                             8,393 records
All records                                                                            Balance 483,155,227
==========================================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                              Percent of
                                                  Number of                                  Mortgage Pool
                                                   Mortgage                Cut-off Date       by Cut-off
Range of Combined Loan-to-Value Ratios (%)          Loans                     Balance        Date Balance
----------------------------------------------------------------------------------------------------------
<= 0.00                                                67               31,793,932.29               6.58
0.01 to 5.00                                            2                  100,000.00               0.02
5.01 to 10.00                                          14                  455,127.56               0.09
10.01 to 15.00                                         54                2,638,359.28               0.55
15.01 to 20.00                                         65                4,194,981.95               0.87
20.01 to 25.00                                        102                7,387,741.35               1.53
25.01 to 30.00                                        125                7,906,712.41               1.64
30.01 to 35.00                                        129               10,868,647.74               2.25
35.01 to 40.00                                        202               12,675,551.41               2.62
40.01 to 45.00                                        198               13,676,036.34               2.83
45.01 to 50.00                                        253               19,115,968.99               3.96
50.01 to 55.00                                        274               17,394,997.50               3.60
55.01 to 60.00                                        340               22,328,551.31               4.62
60.01 to 65.00                                        365               23,395,910.73               4.84
65.01 to 70.00                                        461               29,437,763.32               6.09
70.01 to 75.00                                        537               31,213,062.70               6.46
75.01 to 80.00                                        844               45,100,414.90               9.33
80.01 to 85.00                                        835               42,094,404.91               8.71
85.01 to 90.00                                      3,208              149,756,435.52              31.00
90.01 to 95.00                                         98                3,586,139.26               0.74
95.01 to 100.00                                       214                7,575,152.43               1.57
100.01 to 105.00                                        5                  343,085.58               0.07
110.01 >=                                               1                  116,250.00               0.02
---------------------------------------------------------------------------------------------------------
Total:                                              8,393              483,155,227.48             100.00
---------------------------------------------------------------------------------------------------------
Weighted Average by Current Balance: 71.73
---------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                              Percent of
                                                  Number of                                  Mortgage Pool
                                                   Mortgage                Cut-off Date       by Cut-off
Range of Junior Ratios(%)(2nd Liens Only)           Loans                     Balance        Date Balance
----------------------------------------------------------------------------------------------------------
<= 0.00                                             1,303               38,097,900.16             12.49
0.01 to 5.00                                        2,327               67,843,116.50             22.24
5.01 to 10.00                                         639               23,684,460.47              7.76
10.01 to 15.00                                      1,070               46,685,154.74             15.30
15.01 to 20.00                                        386               23,989,146.17              7.86
20.01 to 25.00                                        262               19,831,438.89              6.50
25.01 to 30.00                                        189               15,225,732.08              4.99
30.01 to 40.00                                        256               27,805,812.60              9.11
40.01 to 50.00                                        158               18,719,058.49              6.14
50.01 to 60.00                                         93               10,397,200.56              3.41
60.01 to 70.00                                         33                3,760,143.05              1.23
70.01 to 80.00                                         30                5,928,426.75              1.94
80.01 to 90.00                                         11                1,550,633.29              0.51
90.01 to 100.00                                        10                1,575,627.11              0.52
----------------------------------------------------------------------------------------------------------
Total:                                              6,767              305,093,850.86            100.00
----------------------------------------------------------------------------------------------------------
Weighted Average by Current Balance: 20.34
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                              Percent of
                                                  Number of                                  Mortgage Pool
                                                   Mortgage                Cut-off Date       by Cut-off
Range of Loan Rates(%)                              Loans                     Balance        Date Balance
----------------------------------------------------------------------------------------------------------
2.501 to 3.000                                         51               21,196,041.69              4.39
3.001 to 3.500                                         12                7,975,890.60              1.65
3.501 to 4.000                                      1,352               64,377,314.91             13.32
4.001 to 4.500                                      3,770              302,978,190.33             62.71
4.501 to 5.000                                      1,812               51,290,630.63             10.62
5.001 to 5.500                                         93                5,708,046.28              1.18
5.501 to 6.000                                        760               21,287,906.15              4.41
6.001 to 6.500                                        495                7,156,706.10              1.48
6.501 to 7.000                                         25                  648,045.88              0.13
7.001 to 7.500                                         18                  408,626.22              0.08
7.501 to 8.000                                          1                   49,995.79              0.01
8.001 to 8.500                                          1                   37,937.74              0.01
8.501 to 9.000                                          2                   39,895.16              0.01
9.501 to 10.000                                         1                        0.00              0.00
----------------------------------------------------------------------------------------------------------
Total:                                              8,393              483,155,227.48            100.00
----------------------------------------------------------------------------------------------------------
Weighted Average by Current Balance: 4.342
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                              Percent of
                                                  Number of                                  Mortgage Pool
                                                   Mortgage              Cut-off Date         by Cut-off
Range of Gross Margins(%) LIBOR INDEX ONLY          Loans                   Balance          Date Balance
----------------------------------------------------------------------------------------------------------
1.001 to 1.500                                      12                  6,603,584.68             20.77
1.501 to 2.000                                      44                 19,200,613.01             60.39
2.001 to 2.500                                      10                  5,077,734.60             15.97
2.501 to 3.000                                       1                    912,000.00              2.87
----------------------------------------------------------------------------------------------------------
Total:                                              67                 31,793,932.29            100.00
----------------------------------------------------------------------------------------------------------
Weighted Average by Current Balance: 1.748
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                              Percent of
                                                  Number of                                  Mortgage Pool
                                               Revolving Credit          Cut-off Date         by Cut-off
Range of Gross Margins(%) PRIME INDEX ONLY          Loans                   Balance          Date Balance
----------------------------------------------------------------------------------------------------------
= 0.000                                             4,881              352,396,763.58             78.07
0.001 to 0.500                                        468               19,674,263.90              4.36
0.501 to 1.000                                      1,612               47,663,336.43             10.56
1.001 to 1.500                                         57                2,067,336.25              0.46
1.501 to 2.000                                      1,165               26,321,606.27              5.83
2.001 to 2.500                                         94                2,028,487.97              0.45
2.501 to 3.000                                         42                1,081,672.10              0.24
3.001 to 3.500                                          2                        0.00              0.00
3.501 to 4.000                                          1                   49,995.79              0.01
4.001 to 4.500                                          1                   37,937.74              0.01
4.501 to 5.000                                          2                   39,895.16              0.01
5.001 to 5.500                                          1                        0.00              0.00
----------------------------------------------------------------------------------------------------------
Total:                                              8,326              451,361,295.19            100.00
----------------------------------------------------------------------------------------------------------
Weighted Average by Current Balance: 0.187
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                                              Percent of
                                                  Number of                                  Mortgage Pool
                                                   Mortgage              Cut-off Date         by Cut-off
Maximum Loan Rates(%)                               Loans                   Balance          Date Balance
----------------------------------------------------------------------------------------------------------
7.001 to 7.250                                         22                1,609,232.81              0.33
17.751 to 18.000                                    8,371              481,545,994.67             99.67
----------------------------------------------------------------------------------------------------------
Total:                                              8,393              483,155,227.48            100.00
----------------------------------------------------------------------------------------------------------
Weighted Average by Current Balance: 17.964
----------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit
Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR
COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE
PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION
NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH
SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY
CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan
Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co.
International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT
FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=====================================================================================================


                                                 11

